SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549

                                 Form 8-K

                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 16, 2003
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                               WesBanco, Inc.
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           (Exact name of registrant as specified in its charter)


      West Virginia                    0-8467              55-0571723
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(State or other jurisdiction         (Commission        (IRS Employer
 of incorporation)                    File Number)       Identification No.)


    1 Bank Plaza, Wheeling, WV                                 26003
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 (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code   (304) 234-9000
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Former name or former address, if changed since last report  Not Applicable
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ITEM 7.   Financial Statements and Exhibits

           (c) Exhibits

               99 - News Release and Financial Highlights issued by WesBanco, Inc., dated April 16, 2003.

ITEM 9.   Regulation FD Disclosure and ITEM 12. Results of
          Operations and Financial Conditions

     On April 16, 2003, WesBanco, Inc. issued a news release announcing its earnings for the three-month period ending March 31, 2003. This news release and related financial highlights are attached as Exhibit 99 and are being furnished in this Form 8-K under both Item 9 - Regulation FD Disclosure and Item 12 - Results of Operations and Financial Conditions and shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934.




Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WesBanco, Inc.
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                                          (Registrant)


April 18, 2003                            /s/ Robert H. Young
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    Date                                  Robert H. Young
                                          Executive Vice President & Chief
                                          Financial Officer